        STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, BLOOMINGTON, ILLINOIS
           VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION            PAGE 1

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1    IF THE APPLICATION IS FOR A CHANGE IN A STATE FARM POLICY, GIVE THE POLICY NUMBER:
                                                                                        ----------------------
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2    PROPOSED INSURED 1       (PRINT NAME IN FULL)
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     MR   / /       LAST NAME           FIRST NAME            MIDDLE INITIAL         MAILING ADDRESS
 a   MS   / /
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     CITY                STATE          ZIP CODE       IN        YES       NO        SOCIAL SECURITY     DRIVER'S             STATE
                                                       CITY?     / /       / /       OR TAX ID NUMBER    LICENSE NUMBER
 b
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     SEX       BIRTH DATE     AGE       MARITAL STATUS      HEIGHT    WEIGHT    STATE          UNITED STATES OR    YES       NO
               MO-DAY-YR                                                        OF BIRTH       CANADIAN CITIZEN?   / /       / /
 c
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     OCCUPATION               EMPLOYERS NAME      Do job duties fall into one of the following                     YES       NO
     (GIVE EXACT DUTIES)      AND ADDRESS         hazardous categories? (amusements/sports; construction/          / /       / /
 d                                                explosive/divers; liquor; logging/mining; gas/oil)
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3    PROPOSED INSURED 2       (PRINT NAME IN FULL)
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     MR   / /       LAST NAME           FIRST NAME            MIDDLE INITIAL      SOCIAL SECURITY OR    DRIVER'S            STATE
 a   MS   / /                                                                     TAX IDENTIFICATION    LICENSE NUMBER
                                                                                  NUMBER
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     SEX       BIRTH DATE     AGE       MARITAL STATUS      HEIGHT    WEIGHT    STATE          UNITED STATES OR    YES       NO
               MO-DAY-YR                                                        OF BIRTH       CANADIAN CITIZEN?   / /       / /
 b
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     OCCUPATION               EMPLOYERS NAME      Do job duties fall into one of the following                     YES       NO
     (GIVE EXACT DUTIES)      AND ADDRESS         hazardous categories? (amusements/sports; construction/          / /       / /
 c                                                explosive/divers; liquor; logging/mining; gas/oil)
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4    APPLICANT/OWNER     (IF NOT PROPOSED INSURED 1, PRINT NAME IN FULL)
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          LAST NAME           FIRST NAME          MIDDLE INITIAL      SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER
 a
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     MAILING ADDRESS                              CITY                STATE          ZIP CODE            IN         YES      NO
 b                                                                                                       CITY?      / /     / /
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     SUCCESSOR OWNER          (REQUIRED UNLESS APPLICANT/OWNER IS A TRUST OR CORPORATION)
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          LAST NAME           FIRST NAME               MIDDLE INITIAL
 c
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     COMPLETE: IF PROPOSED    a  Is Proposed Insured 1 to be  YES    NO    b    Give amount of           (IF NONE, SO INDICATE)
     INSURED IS UNDER AGE 16     Owner at and after age 21?   / /   / /         insurance in force on:
                                                                                Father $       Mother $
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5    VARIABLE UNIVERSAL LIFE
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 a   Initial Basic Amount:    $
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 b   Death Benefit:                          / /  Option 1-        / /  Option 2-Basic Amount
     (COMPLETE FOR NEW POLICY ONLY)               Basic Amount          plus Account Value
     If option not chosen, policy provisions determine option.
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     Riders/Benefits applied for:                      Waiver of Monthly             YES       NO
 c   (CHECK RATEBOOK FOR AVAILABILITY OF RIDERS.)      Deduction (For Disability)    / /       / /
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     / /            AMOUNT         / /            AMOUNT
          AD                            GIO                 1-COMPLETE 8 & 9
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     / /                           / /  A1   2    AMOUNT    2-COMPLETE QUESTIONS
          CTR(1)         UNITS          TERM                  FOR PROPOSED INSURED 2
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 d   Dividend Option:    / / Increase in Basic Amount       / / Cash Payment
     If option not chosen, policy provisions determine option.
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 e   Planned Premium:                                                                           ------------------------
                                                       AGENTS     EMPLOYEES                     EXISTING SPECIAL MONTHLY
                                        EXISTING       PAYROLL     PAYROLL        SALARY        ACCOUNT NUMBER:
                    ANNUAL    SFPP      LIFE PAC      DEDUCTION   DEDUCTION      ALLOTMENT
     Mode:          / /       / /         / /            / /         / /            / /         ------------------------
     (Check one)

     Amount to be billed each payment date        $
                                                   -------------------
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 f   Increase in Basic Amount:
     (DO NOT COMPLETE FOR NEW POLICY)   $
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 g   Initial Account and Payment Allocation: COMPLETE FOR NEW POLICY ONLY
     (During the free look period, all net premiums                             %
     will be allocated to the Fixed Account.)                              (MUST BE WHOLE %
                                                                           WITH 1% MINIMUM)

     / / Large Cap Equity Index Subaccount
                                                                           ----------------
     / / Small Cap Equity Index Subaccount
                                                                           ----------------
     / / International Equity Index Subaccount
                                                                           ----------------
     / / Stock and Bond Balanced Subaccount
                                                                           ----------------
     / / Bond Subaccount
                                                                           ----------------
     / / Money Market Subaccount
                                                                           ----------------
     / / Fixed Account
                                                                           ----------------
                                                            TOTAL =        100 %
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 h   Check the appropriate box if you wish to have:
     ONLY ONE MAY BE IN EFFECT AT ONE TIME.
     / / Dollar Cost Averaging -OR-     / / Portfolio Rebalancing
     COMPLETE SEPARATE FORM IF EITHER IS CHECKED.
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 i   Premium submitted with the application $
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6    BENEFICIARY DESIGNATION - PROPOSED INSURED 1
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Completion of this section will replace all previous rider and policy designations for this policy. If a Change of Plan, this will replace previous designations.
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          PRIMARY BENEFICIARY - FULL NAME              AGE       RELATIONSHIP

     / / Interest Option or        / / One Sum or      / / Other-Explain*
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          SUCCESSOR BENEFICIARY - FULL NAME            AGE       RELATIONSHIP

     / / Interest Option or        / / One Sum or      / / Other-Explain*
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          FINAL BENEFICIARY - FULL NAME                AGE       RELATIONSHIP

     One Sum Settlement Only
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     * IF ADDITIONAL SPACE IS NEEDED, USE THE EXPLANATION SECTION ON PAGE 2.
     If a beneficiary survives the Insured, any payment to successor will be one sum, unless changed.
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7    BENEFICIARY DESIGNATION - PROPOSED INSURED 2
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(Complete for Additional Insured's rider only if Beneficiary provision in the rider is NOT desired.) If a Change of Plan this will replace previous designations. If this section is completed, the Payment of Benefit Provisions of the policy will control rather than the Beneficiary provision of such rider. "Additional Insured" would be used in place of "Insured."
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          PRIMARY BENEFICIARY - FULL NAME              AGE       RELATIONSHIP

     / / Interest Option or        / / One Sum or      / / Other-Explain*
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          SUCCESSOR BENEFICIARY - FULL NAME            AGE       RELATIONSHIP

     / / Interest Option or        / / One Sum or      / / Other-Explain*
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          FINAL BENEFICIARY - FULL NAME                AGE       RELATIONSHIP

     One Sum Settlement Only
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     * IF ADDITIONAL SPACE IS NEEDED, USE THE EXPLANATION SECTION ON PAGE 2.
     If a beneficiary survives the Additional Insured, any payment to successor will be one sum, unless changed.
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54-615 NY (1997)                                                                                                  Printed in U.S.A.
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                    VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION         PAGE 2
--------------------------------------------------------------------------------
CHILDREN'S TERM RIDER                OR       JUVENILE APPLICATIONS (AGES 0 -15)
  COMPLETE 8 & 9                                         COMPLETE 9 & 10

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8 List children under age 18: (ONLY IF CTR APPLIED FOR) (IF NONE, SO STATE)
  ------------------------------------------------------------------------------------
     LAST NAME, FIRST NAME, MI         RELATIONSHIP TO       BIRTH DATE    AMOUNT NOW
  (IF LAST NAME DIFFERENT EXPLAIN)   PROPOSED INSURED (1)   ------------   INSURED FOR
                                                            MO. DAY  YR.
                                                            ------------
                                                                           $












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9  Has juvenile or have any children named in question 12:
   (IF YES, EXPLAIN)                                              YES      NO

a  had a birth defect, mental disorder, or
   impairment of sight, hearing, or speech?                       / /     / /

b  had asthma, seizure, diabetes, or kidney disease?              / /     / /

c  had heart murmur, anemia, leukemia, or cancer?                 / /     / /

d  in the last 3 years, for any reason not
   previously explained, been a patient in a
   hospital, clinic, or emergency room?                           / /     / /

e  in the last 10 years, had or been
   treated for Acquired Immune Deficiency
   Syndrome (AIDS)?                                               / /     / /
--------------------------------------------------------------------------------
ALL APPLICATIONS COMPLETE 10
--------------------------------------------------------------------------------
                                                          PROPOSED      INSURED
                                                             1             2
                                                         YES    NO     YES    NO
10a  Do you have personal and business life
     insurance of more than $200,000 (IF YES,
     GIVE AMOUNTS AND DETAILS)                           / /    / /    / /   / /

  b  Do you have any accidental death insurance
     excluding group? (IF YES, AND AD APPLIED FOR,
     GIVE AMOUNT ____________)                           / /    / /    / /   / /

  c  Will this policy replace or change
     insurance or annuities you now have? (IF
     YES, EXPLAIN)                                       / /    / /    / /   / /

  d  Are you now applying for life or heath
     insurance with any other company? (IF YES,
     STATE COMPANIES AND AMOUNT)                         / /    / /    / /   / /

  e  Do you plan to leave or travel from the
     United States or Canada in the next 6
     months? (IF YES, EXPLAIN)                           / /    / /    / /   / /
----------------------------------------------------
APPLICATIONS (AGES 16 & UP):
- IF NO MEDICAL EXAM REQUIRED
   COMPLETE 10-16
- IF MEDICAL EXAM REQUIRED
   COMPLETE 11, 12, 14a, & 14e.
----------------------------------------------------
11   Have you used tobacco in any form in the
     last 12 months?                                     / /    / /    / /   / /
----------------------------------------------------
12   Have you, in the last 3 years:
     (IF YES, EXPLAIN)

  a  flown as a pilot, crew member, or a
     student pilot in aircraft such as an
     airplane, helicopter, glider, or
     ultralight? Or, is any such activity
     planned in the next 6 months?                       / /    / /    / /   / /

  b  engaged in avocations such as mountain
     or rock climbing, auto, motorcycle, or
     powerboat racing, scuba or sky diving,
     hang gliding, or ballooning? Or, is any
     such activity planned in the next 6 months?         / /    / /    / /   / /

  c  had your driver's license suspended or
     revoked, had any moving violations, had
     2 or more accidents, or been charged with
     driving under the influence of alcohol
     or drugs?                                           / /    / /    / /   / /
----------------------------------------------------

13   Have you ever: (IF YES, EXPLAIN)

  a  applied for or received disability
     benefits?                                           / /    / /    / /   / /

  b  had an impairment or loss of sight
     or hearing, or an impairment of neck,
     back, or limb?                                      / /    / /    / /   / /

----------------------------------------------------
14   Have you in the last 10 years, had or
     been treated for: (IF YES, CIRCLE AND EXPLAIN)

 *a  high blood pressure, stroke, heart murmur,
     chest pain, heart attack, tumor, cancer,
     or lymph gland disorder?                            / /    / /    / /   / /

  b  mental, nervous, or convulsive disorder;
     or epilepsy?                                        / /    / /    / /   / /

  c  pneumonia, emphysema, asthma; ulcer,
     colitis, liver, or intestinal disorder;
     anemia or blood disorder?                           / /    / /    / /   / /

  d  diabetes, arthritis, sexually transmitted
     disease, or kidney disease?                         / /    / /    / /   / /

 *e  Acquired Immune Deficiency Syndrome (AIDS)?         / /    / /    / /   / /

  f  chronic diarrhea, unexplained weight loss,
     recurrent fever, fatigue, or night sweats?          / /    / /    / /   / /

----------------------------------------------------
15   Have you, in the last 5 years: (IF YES, EXPLAIN)

  a  used cocaine, marijuana, hallucinogenic
     drugs, or narcotics not prescribed by a
     physician?                                          / /    / /    / /   / /

  b  been treated or counseled, or advised
     to seek treatment or counsel, for alcohol
     or drug use?                                        / /    / /    / /   / /

----------------------------------------------------
16   Have you, in the last 5 years, for any
     reason not previously explained: (IF YES, EXPLAIN)

  a  had treatment or a test (except for HIV)
     in any medical facility such as a lab,
     clinic, emergency room, or hospital?                / /    / /    / /   / /

  b  had treatment or advice from any
     physician or psychologist?                          / /    / /    / /   / /

  c  taken prescribed medication? (IF YES, LIST &
     EXPLAIN)                                            / /    / /    / /   / /

  d  had surgery or been told surgery was necessary?     / /    / /    / /   / /

--------------------------------------------------------------------------------


        * AGENT - IF YES, IT MAY BE ADVISABLE NOT TO COLLECT MONEY OR GIVE A BINDING RECEIPT - CONSULT AGENTS SERVICE FOR SPECIFIC INSTRUCTIONS.

           VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION            PAGE 3
--------------------------------------------------------------------------------
17 SUITABILITY INFORMATION (COMPLETE FOR NEW POLICY ONLY)
--------------------------------------------------------------------------------
Applicants are urged to supply information in order that the agent may make an informed judgment as to the suitability of a particular purchase of a Variable
Universal Life Policy. If the Applicant chooses not to, the agent must complete the following items to the best of his/her knowledge.

                                                       YES   NO
Did the applicant provide the suitability information? / /  / / (IF NO, EXPLAIN)
--------------------------------------------------------------------------------

a. Annual Income from Occupation       $

b. Annual Income from other sources    $
   Indicate other sources:

c. Projected Income for next 12 months  $

d. Estimated Net Worth (excluding home)             $_____________________
   Liquid Assets included in Net Worth              $_____________________

e. No. and Age of Dependent Children:
   (IF NONE, SO STATE)

f. Tax Bracket:

g. Score from Risk Profiler:

h. Purpose for Purchasing this Policy:

     / / Death Benefit
     / / Personal Retirement Planning
                       Years to Retirement:   _________
     / / Other (specify)   ____________________________

j. Which best approximates your experience with the following types of investments:
                                    NONE       UP TO 5 YRS     5 YRS OR MORE
   Mutual Funds                      / /           / /              / /
   Individual Common Stocks          / /           / /              / /
   Annuities                         / /           / /              / /
--------------------------------------------------------------------------------
18 TELEPHONE AUTHORIZATION
--------------------------------------------------------------------------------

  The owner may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, and changes in portfolio rebalancing program. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some other form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If reasonable procedures are not employed, we may be liable for any losses due to unauthorized or fraudulent instructions. If reasonable procedures are employed, we will not be liable for any losses due to unauthorized or fraudulent instructions.

  This authorization will continue in force until the earlier of a) the date we receive a revocation request from the Owner, b) the date we restrict or discontinue all Telephone Authorizations, or c) the date we receive an ownership change.

                                                   YES      NO
Do you elect to have telephone authorization?      / /     / /

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19 EXPLANATIONS    IF SPACE IS INSUFFICIENT, USE ADDITIONAL SHEETS, WHICH WILL BE PART OF THIS APPLICATION. SHEETS MUST BE
                   SIGNED & DATED BY PROPOSED INSURED(S), AND/OR APPLICANT, AND WITNESSED BY AGENT.
----------------------------------------------------------------------------------------------------------------------------------
 QUESTION     NAME OF PERSON       NATURE AND SEVERITY OF CONDITION             DATES                   NAMES & ADDRESSES OF
  NUMBER                        FREQUENCY OF ATTACKS - TREATMENT RECEIVED   ONSET    RECOVERY     MEDICAL ATTENDANTS AND HOSPITALS
----------------------------------------------------------------------------------------------------------------------------------
                                                                           MO.  YR    MO.  YR.

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                                 VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION                                         PAGE 4
-----------------------------------------------------------------------------------------------------------------------------
20  AGREEMENTS AND ACKNOWLEDGMENTS
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  YES   NO
a.   DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR NEEDS AND FINANCIAL OBJECTIVES?                               / /   / /

b.   DO YOU UNDERSTAND THAT THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY,
     DEPENDING ON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS IN THE SEPARATE
     ACCOUNT?                                                                                                      / /   / /

c.   DO YOU UNDERSTAND THAT THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON
     THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                           / /   / /

d.   DID YOU RECEIVE THE SEPARATE ACCOUNT PROSPECTUS AND THE FUND PROSPECTUS FOR THE
     POLICY APPLIED FOR?  IF YES, GIVE DATE SHOWN ON THE PROSPECTUS:____________________________                  / /   / /

e.   ARE YOU ASSOCIATED WITH AN NASD MEMBER BROKER DEALER?                                                        / /   / /

   Coverage will be effective as of the policy date if the following conditions are met: the first premium is paid when the policy is delivered; the Proposed Insureds are living on the delivery date; and, on that delivery date, the information given to the Company is true and complete without material changes.

   For changes in Basic Amount, the change will be effective on the deduction date on or next following acceptance of the change by the Company if on such deduction date the following conditions are met: there is enough cash surrender value to make the required deduction; the Proposed Insureds are all living; and the information given to the Company is true and complete without material changes.

   However, if a binding receipt has been given and is in effect, its terms apply.

   All Proposed Insureds and the Applicant state that the information in this application and any medical history is true and complete.  It is agreed that the Company can investigate the truth and completeness of such information while the policy is contestable.

   By accepting the policy, the Owner agrees to the beneficiaries named, method of payment, and corrections made.  No change in plan, amount, benefits, or age at issue may be made on the application unless the Owner agrees in writing.  Only an authorized company officer may change the policy provisions.  Neither the agent nor a medical examiner may pass on insurability.

-----------------------------------------------------------------------------------------------------------------------------
   Social Security or Tax Identification Number (TIN) Certification - By signing this application, I certify under penalties of perjury that (1) the TIN shown above is correct, and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.  (IF YOU ARE SUBJECT TO
BACKUP WITHHOLDING, CROSS OUT ITEM 2.)  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
-----------------------------------------------------------------------------------------------------------------------------

Any policy issued on this application will be owned by Proposed Insured 1 or the Applicant, if other than Proposed
Insured 1.

DATED ON                                                          SIGNATURE OF PROPOSED INSURED 1  X
        ----------- MONTH ---------- DAY --------- YEAR ---------                                  --------------------------
                                                                                                    NOT REQUIRED IF PROPOSED
                                                                                                    INSURED IS UNDER AGE 16

AT
  --------------- CITY -------------------- STATE --------------- SIGNATURE OF PROPOSED INSURED 2  X
                                                                                                   --------------------------

SIGNATURE OF AGENT AS
WITNESS TO ALL SIGNATURES X                                       SIGNATURE OF APPLICANT X
                          ---------------------------------------                        ------------------------------------
                                                                                         NOT REQUIRED UNLESS APPLICANT IS
                                                                                         OTHER THAN PROPOSED INSURED 1.  IF
                                                                                         A FIRM OR CORPORATION IS TO BE THE
                                                                                         OWNER, GIVE ITS NAME AND SIGNATURE
                                                                                         OF AUTHORIZED OFFICER.

-----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------
[LOGO]  STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
        ----------------------------------------------

                                               PRE-NOTICE OF INVESTIGATIVE CONSUMER REPORT
In accordance with the provisions of the federal Fair Credit Reporting Act, this is to inform you that as a part of our procedure for processing your application for life insurance, an investigative consumer report may be prepared whereby information is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted.
This inquiry includes information as to your character, general reputation, personal characteristics, and mode of living, except as may be related directly or indirectly to your sexual orientation.  You have the right to make a written request within a reasonable period of time to receive additional detailed information about the nature and scope of this investigation.  You may also request to be interviewed during the preparation of such a report and if an investigative consumer report is prepared, you are entitled to request and receive a copy of the report.

                                                               ACKNOWLEDGMENT
                                    I have received the Notices and the Acknowledgment and Authorization.

                                                                AUTHORIZATION
I authorize any source having information about me or my children to give to the Company, its reinsurers, or its representatives all such information as to health history, diagnosis, treatment, or prognosis with respect to any physical or mental condition, and as to other non-medical information.  "Source" includes any doctor, hospital, clinic, U.S. Veterans
Administration Hospital, mental health facility, or any other medically related facility, MIB, Inc., insurance company, or consumer reporting agency.  Any information obtained will be used to determine eligibility for insurance.  This information may be released to another insurance company or MIB, Inc.; however, no MIB, Inc. information will be released to a consumer reporting agency.  This authorization is valid for 2 years.  A photocopy is as valid as the original.

I authorize the Company to obtain an investigative consumer report on me (and any others proposed for insurance).

I elect to be interviewed if an investigative consumer report is prepared and indicate this preference by a "checkmark"
in the following box.  / /


                               SIGNATURE OF                                      SIGNATURE OF
DATE SIGNED                    PROPOSED INSURED 1  X                             PROPOSED INSURED 2  X
           -------------------                     -----------------------------                     -------------------------
                                                   (PARENT'S OR GUARDIAN'S
                                                    SIGNATURE IF JUVENILE
                                                    APPLICATION)

                               MAIDEN OR FORMER NAME                             MAIDEN OR FORMER NAME
                                                    ---------------------------                      ------------------------

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                                                              AGENT'S STATEMENT
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                                     YES   NO     5 Is this policy a replacement or    YES  NO     8 Personal History Interview
1 Do you know the Proposed Insureds? / /  / /       change of existing insurance or                  Telephone Information
                                                    annuities? (IF YES, EXPLAIN)       / /  / /      DAYTIME
                                                                                                     PHONE NO. (   )
                                                                                                                    -------------
------------------------------------------------                                                  --------------------------------
2 Who is to pay premiums? (FULL NAME AND
  RELATIONSHIP IF OTHER THAN PROPOSED INSUREDS)                                                    9 If applicable, has    YES  NO
                                                                                                     an oral specimen
                                                                                                     test been completed   / /  / /
                                                                                                     or an exam been
                                                                                                     scheduled? (SHOW DATE
                                                                                                     AND PHYSICIAN OR
                                                                                                     PARAMEDICAL FACILITY)



----------------------------------------------------------------------------------------------------------------------------------
                                     YES   NO     6 Is State Farm Health               YES  NO     Agent's Code Stamp
3 Was a Binding Receipt issued?      / /  / /       Insurance being applied for?       / /  / /
-----------------------------------------------------------------------------------------------
4 Indicate other State Farm insurance in family.  7 Did you give Proposed Insureds     YES  NO
                                                    the Notices and the Acknowledgment
 / / Auto   / / Life   / / Fire   / / Health        and Authorization?                 / /  / /
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

-------------------------------------------------------
[LOGO] STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY      BINDING RECEIPT
-------------------------------------------------------

   The Company has received $_________. This money is part of the application for life insurance on _________________ (Proposed Insured 1) and any others named in the application. Any check received must be honored for payment when presented. Otherwise this Receipt is void.

   As of the application date, life insurance and any additional benefits will be payable according to the terms of the application and the policy applied for, subject to the terms of this Receipt. No benefits are provided by this Receipt unless Death or Total Disability results from an accident that occurs or an illness that first manifests itself after the application date. THE TOTAL INSURANCE BENEFIT FOR A PROPOSED INSURED UNDER THIS OR ANY OTHER RECEIPTS AND APPLICATIONS WILL NOT EXCEED $300,000. IF THAT PROPOSED INSURED IS UNDER THE AGE OF 15 DAYS AT DEATH, THE TOTAL INSURANCE BENEFIT WILL NOT EXCEED $3,000. If the Waiver of Monthly Deduction Benefit is applied for and if a death benefit becomes payable under the terms of this receipt, the Company will return any premiums paid.

   Coverage under this Receipt will end when the first of the following occurs: (a) The application is approved; (b) Notice of disapproval of the application is given; (c) 60 days have expired starting with the application date.

   The Company reserves the right to disapprove the application by (a) offering to issue a policy other than as applied for, or (b) declining to issue a policy. If the application is disapproved, the notice of disapproval will be given to Proposed Insured 1 or to the Applicant, if other than Proposed Insured 1. The notice will be given either (a) in person to, or (b) by mailing it to the last known address of Proposed Insured 1 or the Applicant. If mailed, coverage will end the earlier of the date that notice is received or 5 days after mailing of that notice.

   The money received will be refunded if (a) the policy is not accepted, or
(b) the Company declines to issue a policy, or (c) the 60-day period has expired.

   There is no coverage under this Receipt if the application contains any material misrepresentation.

   NO AGENT OR COMPANY REPRESENTATIVE MAY WAIVE OR CHANGE THE ANSWER TO ANY QUESTION IN THE APPLICATION OR CHANGE THE TERMS OF THIS RECEIPT.

   DATE OF APPLICATION
                       ---------------------------------

   SIGNATURE OF AGENT X
                         ---------------------------------------------------

Note: Do NOT use this Receipt for a change on a Variable Universal Life policy. See reverse side.

-------------------------------------------------------------------------------

---------------------------------------------------

 Detach and leave with Proposed Insured
 when Application is written:

-------------------------------------------------------
[LOGO] STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
-------------------------------------------------------

                                 NOTICES

                     NOTICE OF INFORMATION PRACTICES

The life insurance application requests personal information about the persons proposed for coverage. Occasionally, we may need to collect additional personal information from other sources. All such personal information is treated as confidential. In certain cases, however, that information might be disclosed to others without authorization. A right of access and correction exists as to the personal information we may collect. A more detailed notice, including a description of our information practices and your rights, is available upon request.

              MIB, INC. (MEDICAL INFORMATION BUREAU) NOTICE

Information regarding your insurability will be treated as confidential. The Company or its reinsurers may, however, make a brief report to MIB, Inc. This is a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another MIB, Inc., member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, MIB, Inc., upon request, will supply such a company with the information it may have in its file.

Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the MIB, Inc. file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the MIB, Inc. information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

The Company or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.